UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2010

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2828 N. Harwood St., 15th Floor, Dallas, Texas		75201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 999-7552

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 7, 2010, MoneyGram International, Inc. (the "Company") issued a press release announcing that the United States Court of Appeals for the Federal Circuit issued a ruling in favor of the Company’s appeal of a patent suit brought by Western Union which was originally decided in 2009. The Appellate Court found that on the grounds of obviousness, certain patents relating to enabling customers to send transactions without the use of written send forms were invalid. This decision reverses the lower court’s ruling on all issues raised by the Company's appeal. The press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release, dated December 7, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

December 8, 2010	By:	/s/ James E. Shields

Name: James E. Shields
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 7, 2010